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                                                                    EXHIBIT 10.1

                          LIMITED WAIVER AND AGREEMENT


        This LIMITED WAIVER AND AGREEMENT, dated as of July 31, 2001 (this "AGREEMENT"), is entered into by and among CONDOR SYSTEMS, INC., a California corporation ("BORROWER"), CEI Systems, Inc., a California corporation, as Guarantor (collectively, "GUARANTOR"), the entities listed on the signature pages hereto as Lenders (collectively, "LENDERS"), ANTARES CAPITAL CORPORATION, as documentation agent (in said capacity, "DOCUMENTATION AGENT"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent (in said capacity, the "AGENT").

        This Agreement is made with reference to that certain Credit Agreement, dated as of April 15, 1999, by and among Borrower, Guarantor, Lenders, Documentation Agent and Agent, as amended by that certain letter agreement, dated April 27, 1999, that certain Second Amendment to Credit Agreement and Waiver, dated as of February 9, 2000 and that certain Third Amendment to Credit Agreement, dated as of April 10, 2001 (as amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

        WHEREAS, the Lenders have extended Loans and made other extensions of credit to Borrower and Guarantor has guaranteed the Credit Party Obligations pursuant to the Credit Agreement; and

        WHEREAS, Borrower has failed to comply with certain covenants and other provisions set forth in the Credit Agreement (the "DESIGNATED COVENANTS") as set forth on Schedule A attached hereto (the "SCHEDULED DEFAULTS"), and



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        WHEREAS, Borrower has requested that Lenders waive the Scheduled
Defaults and Lenders have agreed to do so for a limited period of time, and only to the extent and on the terms set forth expressly below.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Guarantor, Lenders and Agent covenant and agree as follows:

I.      ACKNOWLEDGEMENTS; REPRESENTATIONS; ADDITIONAL AGREEMENTS.

        A. Each of Borrower and Guarantor acknowledges and agrees that the terms of the Credit Documents are the valid and binding obligations of Borrower and Guarantor, as the case may be, enforceable in accordance with their terms and are not subject to any claims, offsets, defenses or counterclaims.

        B. Each of Borrower and Guarantor acknowledges and agrees that the Scheduled Defaults have occurred and are continuing and, absent the waivers and amendments contained herein, such Scheduled Defaults would constitute Events of Defaults that would entitle Lenders to declare the Credit Party Obligations immediately due and payable and to take action to collect the Credit Party Obligations.

        C. Borrower represents that, except for the Scheduled Defaults, (i) no Defaults or Events of Default have occurred or are continuing and (ii) the representations and warranties made in the Credit Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties that relate to a



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particular date or which fail to be true and correct as a result of events or occurrences permitted under the Credit Documents.

        D. Borrower and Guarantor acknowledge that, pursuant to Section 11.5 of the Credit Agreement, as amended hereby, they are obligated to reimburse all costs and expenses of Agent and Lenders incurred in connection with this Agreement and related matters (such costs and expenses to include the fees and expenses of counsel to Agent incurred in transitioning representation to O'Melveny & Myers LLP). Borrower and Guarantor further agree, and Section 11.5 of the Credit Agreement is hereby amended to provide that Borrower will pay on demand, the fees and expenses of O'Melveny & Myers LLP, counsel to Lenders, and Arthur Andersen LLP, financial advisor to Lenders, in connection with the amendment, enforcement (whether through negotiations, legal proceedings or otherwise) of the Credit Documents, including this Agreement, and any other document to be delivered thereunder.

II.     WAIVER; INTEREST PERIODS.

        A. Subject to the terms hereof and in reliance on the representations and warranties of the Borrower herein contained, Lenders and Agent hereby waive the Scheduled Defaults from the effective date of this Agreement until the earlier of (x) 5:00 p.m. E.D.T. on August 15, 2001 and (y) the date upon which any of the Conditions set forth in Section III hereof is not satisfied or ceases to continue to be satisfied (the earlier of clauses (x) and (y) being referred to as the "WAIVER TERMINATION DATE"). The Credit Agreement is hereby amended,
(1) effective as of the effective date of this Agreement, to excuse compliance solely through the Waiver Termination Date with the Designated Covenants solely to the extent of the Scheduled Defaults; and (2) on the Waiver Termination Date, to reinstitute all Designated Covenants and to require Borrower's compliance



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with such Designated Covenants, including compliance with such Designated
Covenants for the fiscal quarter ended June 30, 2001.

        B. Notwithstanding the waivers set forth herein, no Interest Period that commences during the Waiver Period (as defined below) shall be for a period of longer than one month.

III.    CONDITIONS.

        The waiver set forth in Section II hereof is subject to the satisfaction and continuation of the following conditions (the "CONDITIONS").

        A. No Default or Event of Default other than a Scheduled Default shall occur.

        B. Neither Borrower nor any of its Subsidiaries shall have made or set apart any payment on account of any Subordinated Notes or the Senior Discount Notes, including, without limitation, payment of interest, principal, redemption or defeasance thereof.

        C. Borrower shall have satisfied and be in compliance with each term and condition hereof.

        D. No event or circumstance shall hereafter occur, or shall have heretofore occurred but is hereafter discovered by Lenders, that has a Material Adverse Effect, regardless of whether such event or circumstance would constitute an Event of Default.

IV.     RESERVATION OF RIGHTS.

        A. Without limiting the generality of the provisions of Section 11.6 of the Credit Agreement, the waiver set forth in Section II shall be limited precisely as written and shall relate



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solely to the Scheduled Defaults during the time that such waiver is in effect
(the "WAIVER PERIOD") in the manner and to the extent above set forth, and nothing herein shall be deemed to:

                1. Constitute a waiver of compliance by Borrower with respect to the Designated Covenants in any other instance or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                2. Prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon the Scheduled Defaults that will not exist during the Waiver Period upon giving effect to this Agreement) or may have in the future under or in connection with any Credit Document.

        Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

        B. Without limiting the generality of the foregoing, Borrower and its Subsidiaries will not claim that any prior action or course of conduct by Agent or any of Lenders constitutes an agreement or obligation to continue such action or course of conduct in the future. Borrower and Subsidiaries acknowledge that Agent and Lenders have made no commitment as to how the Scheduled Defaults will be resolved upon the Waiver Termination Date. At any time on or after the Waiver Termination Date, Agent and Lenders shall be entitled to exercise all their rights and remedies (including rights and remedies based on the Scheduled Defaults), whether under the Credit Documents or at law or in equity, without further notice or demand.



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V.      CONDITIONS TO EFFECTIVENESS.

        This Agreement shall be effective upon the satisfaction of the following conditions:

        A. Agent shall have received counterparts of this Agreement executed by Required Lender, Borrower and Guarantor;

        B. Agent shall have received, in form and substance satisfactory to Lenders and their counsel, such other documents, certificates and instruments as Agent shall require; and

        C. Borrower shall have paid to O'Melveny & Myers LLP, counsel to Lenders, a retainer in the amount of $100,000, and to Arthur Andersen LLP, financial advisor to Lenders, a retainer in the amount of $100,000, in each case to be held for application to future amounts owing under Section 11.5 of the Credit Agreement or this Agreement. Borrower acknowledges that its obligation to pay amounts billed subsequent to the date hereof by such counsel or such financial advisor shall be payable upon receipt by Borrower so that such retainers are maintained in an amount equal to $100,000 each.

VI.     GUARANTOR'S ACKNOWLEDGEMENT.

        A. By signing below, Guarantor: (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower of this Agreement, and (b) acknowledges and agrees that its Guaranty Obligations with respect to the Credit Documents are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Agreement, (ii) hereby ratified and confirmed, and (iii) not subject to any claims, offsets, defenses or counterclaims.



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        B. By signing below, Guarantor acknowledges and agrees that (i)
notwithstanding the provisions of this Agreement, Guarantor is not required by the terms of any Credit Document to consent to the terms hereof and (ii) nothing in this Agreement or any of the Credit Documents shall be deemed to require the consent of Guarantor to any future amendments to or modifications of or waivers with respect to any Credit document, or shall diminish or release Guarantor's guarantee of the Credit Party Obligations if such consent is not obtained.

VII.    OTHER MATTERS.

        A. THE CREDIT AGREEMENT, AS MODIFIED BY THIS AGREEMENT, AND THE OTHER CREDIT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

        B. This Agreement shall be governed by, and interpreted in accordance with New York law without regard to principles of conflicts of law.

        C. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument.

        D. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.



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        E. On and after the date on which this Agreement is effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.



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        IN WITNESS WHEREOF Borrower, Guarantor, Agent and Required Lenders have caused this Agreement to be duly executed on the date first above written

BORROWER:                                   CONDOR SYSTEMS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

GUARANTOR:                                  CEI SYSTEMS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

AGENT:                                      BANK OF AMERICA, N.A., formerly Bank
                                            of America National Trust and
                                            Savings Association, in its capacity
                                            as Agent

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

LENDERS:                                    BANK OF AMERICA, N.A., formerly Bank
                                            of America National Trust and
                                            Savings Association, in its capacity
                                            as a Lender

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



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                                            ANTARES CAPITAL CORPORATION,
                                            in its capacity as Documentation
                                            Agent and individually as a lender

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            BNP PARIBAS

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



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                                   SCHEDULE A

                                    DEFAULTS

        Defaults arising under subsections 7.11(a), 7.11(b), 7.11(c) and 7.11(d) of the Credit Agreement for the fiscal quarter ended June 30, 2001.



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